Exhibit 10.18


             AGREEMENT TO READJUST CERTAIN TERMS OF LOANS & WARRANTS

         THIS AGREEMENT calling for the adjustment of certain loan and warrant terms (the "Agreement") is made and entered into this 30th day of January, 2002, (the "Effective Date") by and between Electrum, LLC, LCM Holdings Ltd., the Estate of Lillian Berger, and Larry Buchanan, (hereinafter, "Electrum Group"), and Trend Mining Company, a Delaware corporation ("Trend").

                                    RECITALS

         Reference is made to Appendix "A" attached hereto detailing loans made to Trend during the period from 11/06/00 to 01/08/02 by Electrum Group. Such loans have accrued interest payable by Trend in the total amount of $42,950 as of 01/29/02 and as detailed in Appendix "B" attached hereto. The terms of such loans provided for convertibility into equity as follows:

         *  The loans were to convert at $1.25 into a Trend Unit;

         * Each Unit consisted of one Trend share and one warrant exercisable at $1.50.

         As additional compensation for having made such loans, the Electrum Group were also granted one warrant for each dollar loaned to the Company. The schedule of such warrants already granted is listed in Appendix "C" attached hereto. These warrants are exercisable at a price of $1.50 and expire at various times as indicated in Appendix "C".

                                    AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Trend and Electrum Group, the parties hereby agree as follows:

         1) Electrum Group hereby agrees to immediately extend a further $150,000 loan to Trend.

         2) Electrum Group herby agrees to waive the accrued interest owed as of 01/29/02 as detailed in Appendix "B" and totaling $42,950.

         3) Trend agrees to reduce the conversion rate of the Trend Units to $.50.

         4) Each Unit will consist of one share and one warrant with the warrant being exercisable for a period of five years from the date of conversion and exercisable at a price of $.50.

         5) The outstanding warrants detailed in Appendix "C"` shall be exercisable at a price of $1.00 and the exercise term will be extended by a period of one year.

         6) The new loan of $150,000 shall be convertible under the new terms outlined above and shall also bear a warrant for 150,000 shares exercisable at $ 1.00 for a period of five years from the date of the loan.

         7) Trend and Electrum agree that the warrants detailed by Appendix "C" are as of this date null and void and Trend hereby agrees to expeditiously issue new warrant certificates reflecting the revised terms as outlined in this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement and made it effective as of the date first written above.

ELECTRUM GROUP                                   TREND MINING COMPANY,
                                                 a Delaware corporation

By:_____________________________                 By: /s/ Kurt Hoffman
Name:  Tom Kaplan                                Name:  Kurt Hoffman
Title: Its representative                        Title: President

Appendix "A"

Loan Transactions from Electrum and Associates

Trend Mining Company


                                  Party                  Date                      Amount                    Balance
                               Electrum
                                                   11/06/2000                   35,000.00                  35,000.00
                                                   12/04/2000                  100,000.00                 135,000.00
                                                   12/18/2000                   50,000.00                 185,000.00
                                                   01/26/2001                   50,000.00                 235,000.00
                                                   03/15/2001                   50,000.00                 285,000.00
                                                   04/10/2001                   50,000.00                 335,000,00
                                                   05/04/2001                   50,000.00                 385,000.00
                                                   06/04/2001                   50,000.00                 435,000.00
                                                   07/03/2001                   85,000.00                 520,000.00
                                                                                ---------                 ----------
                         Total Electrum                                        520,000.00                 520,000.00

                         Larry Buchanan
                                                   01/08/2002                   30,000.00                  30,000.00
                                                                                ---------                  ---------
                   Total Larry Buchanan                                         30,000.00                  30,000.00

                           LCM Holdings
                                                   10/26/2001                   50,000.00                  50,000.00
                                                   11/01/2001                   10,000.00                  60,000.00

                                                   11/15/2001                   30,000.00                  90,000.00
                                                   11/28/2001                   29,445.12                 119,445.12
                                                                                ---------                 ----------
                     Total LCM Holdings                                        119,445.12                 119,445.12
                      Lillian J. Berger

                                                   09/27/2001                   90,000.00                  90,000.00
                                                   09/28/2001                   10,000.00                 100,000.00
                                                                                ---------                 ----------

                Total Lillian J. Berger                                        100,000.00                 100,000.00

                        Total all Loans                                                                  $769,445.12

                                   Appendix B

        Trend's Notes Payable to Electrum & Associates - accrued interest as of 1/29/2002



       Electrum
                           date           amount       rate per day            date           n       accrual
                           ----           ------       ------------            ----           -       -------

                       11/6/00         $  35,000        0.000219178         1/29/02         449       $ 3,444
                       12/4/00         $ 100,000        0.000219178         1/29/02         421       $ 9,227
                       12/18/00        $  50,000        0.000219178         1/29/02         407       $ 4,460
                       1/26/01         $  50,000        0.000219178         1/29/02         368       $ 4,033
                       3/15/01         $  50,000        0.000219178         1/29/02         320       $ 3,507
                       4/10/01         $  50,000        0.000219178         1/29/02         294       $ 3,222
                       5/4/01          $  50,000        0.000219178         1/29/02         270       $ 2,959
                       6/4/01          $  50,000        0.000219178         1/29/02         239       $ 2,619
                       7/3/01          $  85,000        0.000219178         1/29/02         210       $ 3,912
                                       ---------                                                      -------
                                       $ 520,000                                                      $37,384
       Berger
                       8/28/01         $  90,000        0.000219178         1/29/02         154       $ 3,038
                       10/2/01         $  10,000        0.000219178         1/29/02         119       $   261
                                       ---------                                                      -------
                                       $100,000                                                       $ 3,299

       LCM
                       10/26/01        $  50,000        0.000219178         1/29/02         95        $ 1,041
                       11/1/01         $  10,000        0.000219178         1/29/02         89        $   195
                       11/15/01        $  30,000        0.000219178         1/29/02         75        $   493
                       11/28/01        $  29,445        0.000219178         1/29/02         62        $   400
                                       ---------                                                      -------
                                       $ 119,445                                                      $ 2,129

       Buchanan
                       1/8/02          $  30,000        0.000219178         1/29/02         21        $   138

       Total as of 1-29-02                                                                            $42,950
                                                                                                      =======

       Appendix C

       Warrant Schedule for Electrum and Others

       Isued to                       Warrant #     #Shares               Exp. Date             Price/Share
       --------                       ---------     -------               ---------             -----------

       Electrum                       14            285,000               9/30/03               $1.50
       Electrum                       18             50,000               9/30/06               $1.50
       Lillian J. Berger              21             90,000               1/9/04                $1.50
       Lillian J. Berger              22             10,000               1/9/04                $1.50
       LCM Holdings LDC               23             50,000               1/9/04                $1.50
       LCM Holdings LDC               24             10,000               1/9/04                $1.50
       LCM Holdings LDC               25             30,000               1/9/04                $1.50
       LCM Holdings LDC               26             29,445               1/9/04                $1.50
       Buchanan                       27             30,000               1/9/04                $1.50
                                                    -------
                                                    584,445